Exhibit 99.1

QXO Appoints Dev Ahuja as Chief Financial Officer and Promotes Ihsan Essaid to Vice Chairman

Ahuja to join QXO in January after a decade as CFO of Novelis

GREENWICH, Conn. — November 12, 2026 — QXO, Inc. (NYSE: QXO) today announced the appointment of Dev Ahuja as the company’s Chief Financial Officer. He will succeed Ihsan Essaid, who has been promoted to Vice Chairman, an executive role, with both positions becoming effective in January 2027.

Ahuja has more than two decades of experience leading financial operations for growth-oriented companies. He joins QXO from Novelis, a leading producer of innovative aluminum solutions, where he served as CFO since 2016. Previously, with healthcare giant Novartis, he held CFO roles for Alcon North America, Alcon Japan, and the company’s South Korean business.

Brad Jacobs, Chairman and Chief Executive Officer of QXO, said, “Dev has led global finance teams through major capital transactions and the integration of key acquisitions. He’ll be a strong partner as we continue to grow QXO and create value for our shareholders.”

At Novelis, Ahuja was instrumental in completing the company’s $2.8 billion acquisition and integration of Aleris, an industrial manufacturer, and oversaw major initiatives for organic growth and operational excellence. During his tenure, Novelis raised $8 billion through M&A financings and debt refinancings.

Essaid has served as QXO’s CFO since July 2024. As Vice Chairman, he will oversee mergers and acquisitions and advance capital-raising activities, reporting to Jacobs.

Jacobs said, “M&A is a core driver of value creation for QXO. Ihsan will continue to work closely with me as we pursue the company’s goal of $50 billion in annual revenue within the decade.”

About QXO

QXO is a leading distributor and installer of building products in North America, serving an $800 billion market. The company’s mission is to modernize the building products industry through advanced technology and a best-in-class customer experience. QXO is the largest distributor and installer of insulation, the second-largest distributor of roofing products, the second-largest publicly traded distributor of lumber and building materials, and the largest distributor of waterproofing products. The company is targeting $50 billion in annual revenue within the decade through accretive acquisitions and organic growth. For more information, visit QXO.com.

Forward-looking statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following:

•	an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;

•	changes in supplier pricing, demand or vendor rebates adversely affecting our income and gross margins;

•	our inability to identify potential acquisition targets, successfully complete acquisitions on acceptable terms, or successfully integrate acquired businesses into our operations;

•	the possibility that our cost and revenue initiatives to enhance efficiencies and drive organic growth may not be effective;

•	risks related to maintaining our safety record;

•	liability exposure due to the nature and breadth of our installation services operations, including from construction defect and warranty claims;

•	risks related to the identification of new products, product quality or performance issues from third-party manufacturers and suppliers;

•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;

•	risks related to fragmentation in our industry and the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry;

•	seasonality, weather-related conditions and natural disasters;

•	risks related to the effective development and proper functioning of our information technology systems, including from cybersecurity threats, artificial intelligence use, and digital transformation initiatives;

•	risks relating to our ability to attract and retain key talent, work stoppages, union negotiations, labor disputes or other labor force matters;

•	our dependence on Brad Jacobs as chairman and chief executive officer and the impact of the loss of Mr. Jacobs in these roles;

•	the risk that Mr. Jacobs’ past performance may not be representative of future results;

•	the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”), Kodiak Building Partners, Inc. (the “Kodiak Acquisition”), TopBuild Corp. (the “TopBuild Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;

•	the effect of the Beacon Acquisition, Kodiak Acquisition, and TopBuild Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;

•	risks that our rebranding initiatives following the TopBuild Acquisition may not achieve their intended benefits;

•	the possibility of an impairment of goodwill or other intangible assets, which represent a substantial portion of our total assets as a result of our acquisitions;

•	risks related to our obligations under the indebtedness we incurred in connection with the Beacon Acquisition and TopBuild Acquisition;

•	the possible economic impact of the Company’s outstanding warrants and preferred stock on the Company and the holders of its common stock or the impact of dividend payments or liquidation preferences from preferred stock that remains outstanding;

•	challenges raising additional equity or debt capital and the effects that raising such capital may have on the Company and its business;

•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

•	the development of alternatives to distributors in the supply chain and competitive pricing pressure from customers;

•	changes in building codes and consumer preferences that could affect our ability to market our service offerings;

•	risks associated with periodic litigation, regulatory proceedings and enforcement actions;

•	the impact of legislative, regulatory, economic, competitive and technological changes;

•	risks related to insurance and bonding, including the use of a wholly owned insurance captive to manage risks;

•	unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

•	other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements except to the extent required by law.

QXO Contacts:

Media Contact
Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact
Mark Manduca
mark.manduca@qxo.com
203-321-3889